PUT AGREEMENT

     This PUT AGREEMENT, dated effective as of July 28, 2005, is by and between Michael J. Novak, an individual ("Novak"), and The Frost National Bank, a national banking association ("Frost").

                                    RECITALS

     A.   Frost  owns  500,000  shares  (the  "Put  Shares")  of  the  Series  C
Convertible Preferred Stock of Charys Holding Company, Inc., a Delaware corporation ("Charys").

     B. Novak and Frost desire to enter into this Put Agreement wherein Novak grants to Frost the right to require Novak to purchase the Put Shares from Frost, as more fully set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Grant  of  Put.  Novak  hereby  grants  to  Frost the option (the "Put
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Option"), in Frost's sole and exclusive discretion, to require Novak to purchase the Put Shares from Frost as set forth in numbered paragraph 2 below for the purchase price specified in numbered paragraph 3 below.

     2.   Exercise.  The  Put Option granted hereby may be exercised at any time
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after  twenty-four  (24)  months  after  the  date hereof and before thirty (30)
months after the date hereof (the "Exercise Term"). Frost may exercise the Put Option at any time during the Exercise Term by delivering written notice of exercise (the "Exercise Notice") to Novak in the manner provided in numbered paragraph 5 below. If notice of exercise is not received by Novak prior to 5:00 p.m. San Antonio, Texas time on the last day of the Exercise Term, this Put
Agreement and the Put Option granted hereunder shall terminate and be of no further force or effect. The Put Option may be exercised only as a whole as to all of the Put Shares then owned by Frost and may not be exercised in part. Any attempt to exercise the Put Option for less than all of the Put Shares then owned by Frost shall be void and of no effect.

     3.   Purchase  Price;  Settlement  of Transaction.  The purchase price upon
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exercise  of  the Put Option shall be $3.50 per share (the "Put Purchase Price")
payable by Novak to Frost. The closing of the purchase and sale of the Put Shares (the "Closing") shall take place at 10:00 a.m. San Antonio, Texas time at the offices of Frost at 100 W. Houston Street, San Antonio, Texas, 78205 and shall occur on the tenth business day following the delivery of the Exercise Notice to Novak, or at such other time and place as shall be mutually agreed upon by Novak and Frost. At the Closing, Frost shall deliver to Novak stock certificates representing the Put Shares accompanied by duly executed stock powers with signatures as may be necessary to vest title in Novak to the Put Shares free and clear of all liens, claims, security interests, rights of others or other encumbrances, against delivery by Novak to Frost, by wire transfer, of an amount equal to the Put Purchase Price.


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     4.   Investment  Representation.  In  the  event  of an exercise of the Put
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Option,  Novak  acknowledges that the Put Shares to be delivered to him pursuant to numbered paragraph 3 hereof are not being registered under the Securities Act of 1933, as amended (the "Act") and that the transfer to him of such unregistered Shares will be being made by Frost in reliance on the provisions of
Section 4(2) of the Act. Novak represents that, if the Put Option is exercised, he intends to acquire the Put Shares for investment for his own account and not with a view to the distribution thereof.

     5.   Notices.  All  notices  and  communications  which  are  required  or
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permitted  hereunder shall be sufficient and deemed received when in writing and delivered personally, or next day after being mailed by Federal Express or other reliable overnight mail delivery, delivery charges prepaid, or five (5) days after being mailed by registered or certified mail, postage prepaid, as follows:

     If  to  Novak:

          c/o  Contemporary  Constructors,  Inc.
          19240  Redland  Road
          San  Antonio,  Texas  78259

     If  to  Frost:

          The  Frost  National  Bank
          Attn:  Phil  Dudley  (T-5)
          100  West  Houston  Street
          San  Antonio,  Texas  78205

or to such other person or persons or address or addresses as may be designated by written notice to the other parties as provided hereunder.

     6.   Adjustments.  In  the  event  of any change in the nature or amount of
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any  Put  Shares  by  reason  of any stock dividend, split-up, reclassification, recapitalization, merger, consolidation or reorganization, the purchase price thereof that Novak shall be required to pay and/or the number of Put Shares subject to any such change that Novak shall receive shall be appropriately and equitably adjusted to reflect any such change.

     7.   Severability.  If  any  provision  of  this  Put  Agreement  or  the
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application  of  any  such  provision  to  any  party  or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Put Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

     8.   Waivers.  Any failure by either party to this Agreement to comply with
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any  of  its or his obligations, agreements or covenants hereunder may be waived by the other party hereto. No party hereto will be deemed as a consequence of any act, delay, failure, omission, forbearance or other indulgences granted from time to time by another party hereto: (a) to have waived, or to be


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estopped  from  exercising,  any  of  its  rights  or  remedies  under  this Put
Agreement, or (b) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Put Agreement, unless such waiver, modification, amendment, change, termination, rescission, or supersession is expressed in writing and signed by the parties hereto or, where applicable, a duly authorized officer of the parties hereto, to be bound thereby.

     9.   Entire  Agreement.  This  Put  Agreement embodies the entire agreement
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and  understanding  of  the  parties  hereto with respect to the subject matters hereof and supersedes any prior agreement and understanding between the parties.

     10.  Execution  of  Additional  Documents.  Each  party  hereto will at any
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time,  and  from  time to time after the date hereof, upon reasonable request of the other party, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, and assurances as may be required to carry out the intent of this Agreement; provided, however, this Agreement shall be effective regardless of whether any such additional documents are executed.

     11.  Specific  Performance.  Each  of the parties acknowledges that failure
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to  comply with any of the terms and restrictions of this Agreement could result in injury to each other party that would be substantial, irreparable and for which the parties would not have an adequate remedy at law or in damages. Accordingly, each party consents to the issuance of an injunction or the enforcement of other equitable remedies against him, his successor and assigns at the suit of an aggrieved party without the posting of any bond or other security, to compel specific performance of all of the terms hereof, and waives any defenses thereto, including, without limitation, the defenses of (i) failure of consideration, (ii) breach of any other provision of this Agreement and (iii) availability of relief in damages.

     12.  Governing  Law  and  Binding  Effect.  This  Put  Agreement  shall  be
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governed  by  the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     13.  Counterparts.  This  Put  Agreement  may  be  executed  in two or more
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counterparts,  each of which shall be deemed to be an original, but all of which together  shall  constitute  one  and  the  same  instrument.

     14.  Headings.  Headings  of  the  sections  in  this Put Agreement are for
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reference  purposes only and shall not be deemed to have any substantive effect.

     15.  No  Oral  Modification.  This  Put  Agreement  cannot  be  amended  or
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terminated  orally,  but  only by a writing duly executed by the parties hereto.

     16.  Assignability.  No  party  may  assign its rights or obligations under
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this  Put Agreement without the prior written consent of the other party hereto, and  any  attempted  assignment  without consent shall be void and of no effect.

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     IN  WITNESS  WHEREOF, the parties have executed this Agreement effective as of  the  day  and  year  first  above  written.

                                        THE FROST NATIONAL BANK,
                                        a national banking association

                                        By:
                                              ----------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                              ----------------------------------


                                        ----------------------------------------
                                        MICHAEL J. NOVAK


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